Note 10 - Income Taxes - Components of Deferred Tax Assets (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Note 10 - Income Taxes - Components of Deferred Tax Assets (Details)
Net operating loss carry forward	$ 7,051	$ 6,158
Research and development credits	1,601	1,284
Accruals and reserves	142	99
Fixed assets	1
Total deferred tax asset	8,795	7,541
Valuation allowance	$ (8,795)	$ (7,541)